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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): April 22, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


        OKLAHOMA                              1-8140                              48-0222760
(State of incorporation              (Commission file number)       (I.R.S. employer identification number)
    or organization)

                  1945 LAKEPOINTE DRIVE
                    LEWISVILLE, TEXAS                                                 75057
         (Address of principal executive offices)                                  (Zip code)


       Registrant's telephone number, including area code: (972) 906-8000


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On April 22, 2003, Fleming Companies, Inc. (the "Company") issued a press release announcing that the Company has received the Bankruptcy Court's interim approval of its motion for $150 million secured debtor-in-possession
("DIP") financing package, which is subject to final documentation and budgetary approval by the Company's DIP lenders. Until the final conditions are met, the Company will operate with its $50 million interim bridge funding commitment that the Company received on April 3, 2003. The motion also approved the creation of a junior trade lien on Company assets for use in restoring trade terms from vendors who participate in the Company's vendor support program.

         The lead lenders in the DIP financing package are Deutsche Bank Trust
Company Americas and JP Morgan Chase Bank. When finalized, the DIP facility will provide the Company with a revolving working capital facility that will be based on a borrowing base and other borrowing conditions. In accordance with U.S.
Bankruptcy Law, interim approval is required prior to a 15-day waiting period for final approval at a hearing scheduled for May 6, 2003.

         Under the Company's trade lien program, when finalized, trade vendors who meet certain requirements, such as agreeing to ship to the Company and restoring trade terms, will be eligible to participate in a lien on the Company's assets that is junior to the Company's DIP lenders and pre-petition secured lenders. The trade lien will cover post-petition credit advanced by the vendor and pre-petition reclamation claims up to the amount of credit advanced.
This program has been agreed upon in principle with the Company's unsecured creditors committee and the Company's DIP lenders and pre-petition bank group and is subject to final documentation.

         As previously announced, the Company and its operating subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S.
Bankruptcy Code on April 1, 2003.

         The filings were made in the U.S. Bankruptcy Court in Wilmington, Delaware. The case has been assigned to the Honorable Judge Mary F. Walrath under case number 03-10945 (MFW) (Jointly Administered). Fleming's court filings are available via the court's website, at http://www.deb.uscourts.gov.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange
Commission, the exhibit referenced below and the information set forth therein is deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

         EXHIBIT
         NUMBER                    DESCRIPTION

         99.1                --    Press release dated April 22, 2003.



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ITEM 9. REGULATION FD DISCLOSURE.

         On April 22, 2003, the Company issued a press release announcing the matters referenced in Item 3 hereof. A copy of such press release is furnished as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein are deemed to have been furnished pursuant to this Item 9 and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FLEMING COMPANIES, INC.


Date:  April 23, 2003           By: /s/ Mark D. Shapiro
                                    --------------------------------------------
                                    Mark D. Shapiro
                                    Senior Vice President and
                                    Chief Financial Officer


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
99.1                --    Press release dated April 22, 2003.